SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 8, 2001


                       PACIFIC MAGTRON INTERNATIONAL CORP.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                        000-25277                 88-0353141
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)



1600 California Circle, Milpitas, California                         95035
  (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code (408) 956-8888


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     At Note 16 of our Consolidated Financial Statements for the years ended December 31, 2000, 1999 and 1998 included in our Annual Report, which was mailed to our shareholders on or about June 8, 2001, a paragraph discussing an acquisition by our FrontLine Network Consulting, Inc. subsidiary was inadvertently included. The Asset Purchase Agreement between the Company and the third party was not signed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 26, 2001                   By: /s/ Theodore S. Li
                                           -------------------------------------
                                           Theodore S. Li
                                           President and Chief Executive Officer
                                           Pacific Magtron International Corp.